Quarterly Holdings Report
for
Fidelity® MSCI Utilities Index ETF
April 30, 2024
T11-NPRT3-0624
1.9584800.110

Schedule of Investments April 30, 2024 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
		Shares	Value
ELECTRIC UTILITIES – 62.1%
Electric Utilities – 62.1%
ALLETE, Inc.		58,714	$ 3,477,043
Alliant Energy Corp.		260,561	12,975,938
American Electric Power Co., Inc.		536,959	46,194,583
Constellation Energy Corp.		326,112	60,637,265
Duke Energy Corp.		786,959	77,326,591
Edison International		391,655	27,831,004
Entergy Corp.		215,928	23,033,040
Evergy, Inc.		234,564	12,302,882
Eversource Energy		356,688	21,622,427
Exelon Corp.		1,016,416	38,196,913
FirstEnergy Corp.		556,616	21,340,657
Genie Energy Ltd. Class B		19,828	303,170
Hawaiian Electric Industries, Inc.		112,755	1,110,637
IDACORP, Inc.		51,653	4,895,671
MGE Energy, Inc.		36,818	2,883,586
NextEra Energy, Inc.		2,094,956	140,299,203
NRG Energy, Inc.		230,527	16,752,397
OGE Energy Corp.		204,584	7,088,836
Otter Tail Corp.		38,348	3,273,385
PG&E Corp.		2,069,554	35,410,069
Pinnacle West Capital Corp.		115,795	8,528,302
PNM Resources, Inc.		83,324	3,087,987
Portland General Electric Co.		103,225	4,462,417
PPL Corp.		752,663	20,668,126
Southern Co.		1,113,608	81,850,188
Xcel Energy, Inc.		563,449	30,274,115
TOTAL ELECTRIC UTILITIES	705,826,432
GAS UTILITIES – 4.2%
Gas Utilities – 4.2%
Atmos Energy Corp.		154,015	18,158,368
Chesapeake Utilities Corp.		22,047	2,334,116
National Fuel Gas Co.		89,028	4,727,387
New Jersey Resources Corp.		99,827	4,361,442
Northwest Natural Holding Co.		37,655	1,436,538
ONE Gas, Inc.		56,643	3,654,606
Southwest Gas Holdings, Inc.		58,401	4,357,883
Spire, Inc.		54,383	3,360,326
Star Group LP		30,953	355,959
UGI Corp.		213,747	5,463,373
TOTAL GAS UTILITIES	48,209,998
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS – 4.3%
Independent Power Producers & Energy Traders – 3.4%
AES Corp.		683,747	12,239,072
Vistra Corp.		346,836	26,304,042
			38,543,114
Renewable Electricity – 0.9%
Altus Power, Inc. (a)		65,599	240,749
Clearway Energy, Inc. Class A		33,591	729,261
Clearway Energy, Inc. Class C		86,103	2,013,088

		Shares	Value

Montauk Renewables, Inc. (a)		51,837	$ 186,613
NextEra Energy Partners LP		95,123	2,697,688
Ormat Technologies, Inc.		55,304	3,530,054
Sunnova Energy International, Inc. (a)		111,392	468,960
			9,866,413
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS	48,409,527
MULTI-UTILITIES – 25.4%
Multi-Utilities – 25.4%
Ameren Corp.		268,492	19,833,504
Avista Corp.		81,313	2,925,642
Black Hills Corp.		69,430	3,811,707
CenterPoint Energy, Inc.		644,529	18,781,575
CMS Energy Corp.		297,916	18,056,689
Consolidated Edison, Inc.		352,495	33,275,528
Dominion Energy, Inc.		854,438	43,559,249
DTE Energy Co.		210,603	23,233,723
NiSource, Inc.		456,733	12,724,581
Northwestern Energy Group, Inc.		62,359	3,145,388
Public Service Enterprise Group, Inc.		508,819	35,149,217
Sempra		642,596	46,029,152
Unitil Corp.		16,342	832,461
WEC Energy Group, Inc.		322,085	26,617,104
TOTAL MULTI-UTILITIES	287,975,520
WATER UTILITIES – 3.8%
Water Utilities – 3.8%
American States Water Co.		37,660	2,667,834
American Water Works Co., Inc.		198,811	24,318,562
Artesian Resources Corp. Class A		9,740	340,705
California Water Service Group		58,759	2,886,242
Essential Utilities, Inc.		265,108	9,697,651
Middlesex Water Co.		18,180	922,090
SJW Group		30,852	1,679,891
York Water Co.		14,525	515,783
TOTAL WATER UTILITIES	43,028,758
TOTAL COMMON STOCKS (Cost $1,239,134,787)			1,133,450,235

2	Quarterly Report

Schedule of Investments (Unaudited)–continued
Money Market Fund – 0.1%
		Shares	Value
State Street Institutional Treasury Plus Money Market Fund 5.24% (b) (Cost $1,854,000)		1,854,000	$ 1,854,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $1,240,988,787)	1,135,304,235
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	642,600
NET ASSETS – 100.0%	$1,135,946,835

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $112,200 of cash collateral to cover margin requirements for futures contracts.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P Utilities Select Sector Index Contracts (United States)	33	June 2024	$2,230,470	$79,764	$79,764
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
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Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
4	Quarterly Report

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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